Exhibit 10.1

AMENDMENT NO. 1 TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT
This AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of June 13, 2017, is entered into by and among ENCORE CAPITAL GROUP, INC., a Delaware corporation (the “Borrower”), the Guarantors identified on the signature pages hereto, the Lenders party hereto, and SUNTRUST BANK, as Administrative Agent (in such capacity, the “Administrative Agent”), Collateral Agent, Swingline Lender and Issuing Bank.

RECITALS
WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to that certain Third Amended and Restated Credit Agreement dated as of December 20, 2016 (and as the same may be further amended, restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have extended revolving credit and term loan facilities to the Borrower; and
WHEREAS, the Borrower has requested certain amendments to the Credit Agreement as set forth herein, and the Administrative Agent, the Collateral Agent, the Swingline Lender, the Issuing Bank and the undersigned Lenders have agreed to such amendments, subject to the terms and conditions of this Amendment.
NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:
1.Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings assigned to such terms in the Credit Agreement, as amended by this Amendment.
2.    Amendments to Credit Agreement. Subject to the terms and conditions hereof and with effect from and after the Amendment Effective Date (as defined below) the Credit Agreement is hereby amended as follows:
(a)    Section 1.1 of the Credit Agreement is hereby amended by deleting the amount “$150,000,000” in clause (iii)(x) of the defined term “Prudential Financing” therein and substituting in lieu thereof the amount “$250,000,000”; and
(b)    Section 7.1 of the Credit Agreement is hereby amended by deleting the amount “$150,000,000” in clause (h) thereof and substituting in lieu thereof the amount “$250,000,000”.
3.    Representations and Warranties. The Borrower and the Guarantors hereby represent and warrant to the Administrative Agent, the Collateral Agent, the Swingline Lender, the Issuing Bank and the Lenders as follows:
(a)    No Default or Event of Default has occurred and is continuing as of the date hereof, nor will any Default or Event of Default exist immediately after giving effect to this Amendment.

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(b)    The execution, delivery and performance by each Loan Party of this Amendment are within such Loan Party’s organizational powers and have been duly authorized by all necessary organizational, and if required, shareholder, partner or member, action. This Amendment has been duly executed and delivered by each Loan Party. Each of this Amendment and the Credit Agreement, as amended hereby, constitute the valid and binding obligations of the Loan Parties, enforceable against them in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity.
(c)    The execution and delivery of this Amendment by the Loan Parties, and performance by the Borrower of this Amendment and the Credit Agreement, as amended hereby (i) do not require any consent or approval of, registration or filing with, or any action by, any Governmental Authority, except those as have been obtained or made and are in full force and effect, (ii) will not violate any organizational documents of, or any law applicable to, any Loan Party or any judgment, order or ruling of any Governmental Authority, (iii) will not violate or result in a default under the Credit Agreement, the Prudential Senior Secured Note Agreement, any Material Indebtedness Agreement, any other material agreement or other material instrument binding on any Loan Party or any of their assets or give rise to a right thereunder to require any payment to be made by any Loan Party, (iv) will not result in the creation or imposition of any Lien on any asset of any Loan Party, except Liens (if any) created under the Loan Documents and/or (v) will not result in a material limitation on any licenses, permits or other governmental approvals applicable to the business, operations or properties of the Loan Parties.
(d)    The execution, delivery, performance and effectiveness of this Amendment will not: (i) impair the validity, effectiveness or priority of the Liens granted pursuant to any Loan Document, and such Liens continue unimpaired with the same priority to secure repayment of all of the applicable Obligations, whether heretofore or hereafter incurred and (ii) require that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens.
(e)    Without limiting the foregoing, each Loan Party hereby repeats and reaffirms all representations and warranties made by such Loan Party in the Credit Agreement (as amended hereby) and the other Loan Documents to which it is a party on and as of the date hereof with the same force and effect as if such representations and warranties were set forth in this Amendment in full, except to the extent such representations and warranties relate to an earlier date, in which case each Loan Party repeats and reaffirms such representations and warranties as of such date.
4.    Effective Date.
(a)    This Amendment will become effective on the date on which each of the following conditions has been satisfied (the “Amendment Effective Date”) to the satisfaction of the Administrative Agent:
(i)    the Administrative Agent shall have received counterparts of this Amendment duly executed by the Loan Parties and the Required Lenders;
(ii)    the Borrower shall have paid all fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) to the extent invoiced at least one (1) Business Day prior to the Amendment Effective Date, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate

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of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings; and
(iii)    the Administrative Agent shall have received such other instruments, documents and certificates as the Administrative Agent shall reasonably request in connection with the execution of this Amendment.
(b)    For purposes of determining compliance with the conditions specified in this Section 4, each Lender that has executed this Amendment and delivered it to the Administrative Agent shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter required under this Section 4 to be consented to or approved by or acceptable or satisfactory to such Lender unless the Administrative Agent shall have received written notice from such Lender prior to the proposed Amendment Effective Date specifying its objection thereto.
(c)    From and after the Amendment Effective Date, the Credit Agreement is amended as set forth herein. Except as expressly amended pursuant hereto, the Credit Agreement shall remain unchanged and in full force and effect and is hereby ratified and confirmed in all respects.
(d)    The Administrative Agent will notify the Borrower and the Lenders of the occurrence of the Amendment Effective Date.
5.    Miscellaneous.
(a)    Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement and each other Loan Document are and shall remain in full force and effect and all references in any Loan Document to the “Credit Agreement” shall henceforth refer to the Credit Agreement as amended by this Amendment. Nothing in this Amendment or in any of the transactions contemplated hereby (including, without limitation, the refinancing contemplated hereby) is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any of the Obligations of the Borrower under the Credit Agreement or to modify, affect or impair the perfection, priority or continuation of the security interests in, security titles to or other Liens on any Collateral for the Obligations.
(b)    This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns.
(c)    THIS AMENDMENT IS SUBJECT TO THE PROVISIONS OF SECTIONS 10.6 AND 10.7 OF THE CREDIT AGREEMENT RELATING TO GOVERNING LAW, JURISIDICTION AND WAIVER OF RIGHT TO TRIAL BY JURY, THE PROVISIONS OF WHICH ARE BY THIS REFERENCE INCORPORATED HEREIN IN FULL.
(d)    This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Subject to Section 4 above, this Amendment shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties required to be a party hereto. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means shall be effective as

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delivery of a manually executed counterpart of this Amendment. This Amendment may not be amended except in accordance with the provisions of Section 10.2 of the Credit Agreement.
(e)    If any provision of this Amendment or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Credit Agreement or any of the other Loan Documents, or constitute a course of conduct or dealing among the parties. The Administrative Agent and the Lenders reserve all rights, privileges and remedies under the Loan Documents.
(f)    The Borrower shall reimburse the Administrative Agent upon demand for all reasonable out-of-pocket costs and expenses (including reasonable attorneys’ fees) incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.
(g)    In consideration of the amendments contained herein, each of the Loan Parties hereby waives and releases each of the Lenders, the Administrative Agent and the Collateral Agent from any and all claims and defenses, known or unknown as of the date hereof, with respect to the Credit Agreement and the other Loan Documents and the transactions contemplated hereby and thereby.
(h)    This Amendment shall constitute a “Loan Document” under and as defined in the Credit Agreement.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.
ENCORE CAPITAL GROUP, INC.

By: /s/ Jonathan Clark________________________
Name: Jonathan Clark
Title: Executive Vice President, CFO and Treasurer

Encore Capital Group, Inc.
Signature Pages to Amendment No. 1

SUNTRUST BANK,
as Administrative Agent, Collateral Agent Swingline Lender, Issuing Bank and as a Lender

By: /s/ Paula Mueller
Name: Paula Mueller
Title: Director

Encore Capital Group, Inc.
Signature Pages to Amendment No. 1

BANK OF AMERICA, N.A.,
as Lender

By: /s/ Angel Sutoyo
Name: Angel Sutoyo
Title: Senior Vice President

Encore Capital Group, Inc.
Signature Pages to Amendment No. 1

ING CAPITAL LLC, as Lender

By: /s/ Mary Forstner
Name: Mary Forstner
Title: Director

By: /s/ Robert Miners_________________________
Name: Robert Miners
Title: Director

Encore Capital Group, Inc.
Signature Pages to Amendment No. 1

MORGAN STANLEY BANK, N.A., as Lender

By: /s/ Harry Comninellis_____________________
Name: Harry Comninellis
Title: Authorized Signatory

Encore Capital Group, Inc.
Signature Pages to Amendment No. 1

ZB, N.A. d/b/a CALIFORNIA BANK & TRUST, as Lender

By: /s/ Melissa Chang
Name: Melissa Chang
Title: Vice President

Encore Capital Group, Inc.
Signature Pages to Amendment No. 1

CITIBANK, N.A., as Lender

By: /s/ Chris Dowler
Name: Chris Dowler
Title: Senior Vice President

Encore Capital Group, Inc.
Signature Pages to Amendment No. 1

BANK LEUMI USA, as Lender

By: /s/ Paul King
Name: Paul King
Title: First Vice President

Encore Capital Group, Inc.
Signature Pages to Amendment No. 1

MUFG Union Bank, N.A. (formerly known as UNION BANK), as Lender

By: /s/ Elizabeth Willis
Name: Elizabeth Willis
Title: Vice President

Encore Capital Group, Inc.
Signature Pages to Amendment No. 1

MANUFACTURERS BANK, as Lender

By: /s/ Sandy Lee
Name: Sandy Lee
Title: Vice President

Encore Capital Group, Inc.
Signature Pages to Amendment No. 1

FLAGSTAR BANK, as Lender

By: /s/ Kelly M. Hamrick
Name: Kelly M. Hamrick
Title: First Vice President

Encore Capital Group, Inc.
Signature Pages to Amendment No. 1

CTBC BANK CORP. (USA), as Lender

By: /s/ Shahid Kathrada
Name: Shahid Kathrada
Title: Senior Vice President

Encore Capital Group, Inc.
Signature Pages to Amendment No. 1

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Lender

By: /s/ Doreen Barr
Name: Doreen Barr
Title: Authorized Signatory

By: /s/ Warren Van Heyst
Name: Warren Van Heyst
Title: Authorized Signatory

Encore Capital Group, Inc.
Signature Pages to Amendment No. 1

NORTHWEST BANK, as Lender

By: /s/ Richard A. Mulcahy
Name: Richard A. Mulcahy
Title: WA Div. President

Encore Capital Group, Inc.
Signature Pages to Amendment No. 1

UMPQUA BANK, as Lender

By: /s/ Mark J. Lee
Name: Mark J. Lee
Title: EVP

Encore Capital Group, Inc.
Signature Pages to Amendment No. 1

WOODFOREST NATIONAL BANK, as Lender

By: /s/ Mai Le Thai_______________________
Name: Mai Le Thai
Title: Vice President

Encore Capital Group, Inc.
Signature Pages to Amendment No. 1

Each of the undersigned hereby makes the representations and warranties set forth above in this Amendment, consents to this Amendment and the terms and provisions hereof and hereby (a) confirms and agrees that notwithstanding the effectiveness of such Amendment, each Loan Document to which it is a party and their respective payment, performance and observance obligations and liabilities (whether contingent or otherwise) is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended by this Amendment, (b) confirms and agrees that the pledge and security interest in the Collateral granted by it pursuant to the Collateral Documents to which it is a party shall continue in full force and effect, and (c) acknowledges and agrees that such pledge and security interest in the Collateral granted by it pursuant to such Collateral Documents shall continue to secure the Obligations purported to be secured thereby.
ENCORE CAPITAL GROUP, INC.
MIDLAND CREDIT MANAGEMENT, INC.
MIDLAND INTERNATIONAL LLC
MIDLAND PORTFOLIO SERVICES, INC.
MIDLAND FUNDING LLC
MRC RECEIVABLES CORPORATION
MIDLAND FUNDING NCC-2 CORPORATION
ASSET ACCEPTANCE CAPITAL CORP.
ASSET ACCEPTANCE, LLC
ATLANTIC CREDIT & FINANCE, INC.

By: /s/ Jonathan Clark
Name: Jonathan Clark
Title: Treasurer

Encore Capital Group, Inc.
Signature Pages to Amendment No. 1

MIDLAND INDIA LLC

By: /s/ Ashish Masih
Name: Ashish Masih
Title: President

Encore Capital Group, Inc.
Signature Pages to Amendment No. 1

ASSET ACCEPTANCE RECOVERY SERVICES, LLC
ASSET ACCEPTANCE SOLUTIONS GROUP, LLC
LEGAL RECOVERY SOLUTIONS, LLC

By: /s/ Darin Herring
Name: Darin Herring
Title: Vice President, Operations

Encore Capital Group, Inc.
Signature Pages to Amendment No. 1

ATLANTIC CREDIT & FINANCE SPECIAL FINANCE UNIT, LLC
ATLANTIC CREDIT & FINANCE SPECIAL FINANCE UNIT III, LLC

By: /s/ Greg Call                __
Name: Greg Call
Title: Secretary

Encore Capital Group, Inc.
Signature Pages to Amendment No. 1